UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 13, 2003 (May 13, 2003)

ML MACADAMIA ORCHARDS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9145	99-0248088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26-238 Hawaii Belt Road HILO, HAWAII		96720
(Address of Principal Executive Offices)		(Zip Code)

808-969-8057
Registrant’s telephone number, including area code

Item 7.  Exhibits

(c)  Exhibits

Exhibit Number                                                               Description

99.1                                                                                                                           Press release dated May 13, 2003

Item 9.  Regulation FD Disclosure.

The following information is being furnished under Item 12 of Form 8-K “Results of Operations and Financial Condition” and is included under this item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On May 13, 2003, ML Macadamia Orchards, L.P. (the Partnership) issued a press release to report its financial results for the quarter ended March 31, 2003.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto is being furnished under  Item 9 and Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML MACADAMIA ORCHARDS, L.P.
(Registrant)

By ML Resources, Inc.
Managing General Partner

	By	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Operating Officer
(and Duly Authorized Officer)
Dated May 13, 2003